Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
U.S. and international components of income before income taxes were as follows:

	Year Ended December 31,
	2021	2020	2019

	(in thousands)
U.S.	$(37,028)	$(46,444)	$(23,463)
International	48,620	51,300	26,656
Income before income taxes	$11,592	$4,856	$3,193
Income tax expense was composed of the following:

	Year Ended December 31,
	2021	2020	2019

	(in thousands)
Current:
Federal	$—	$—	$—
State	2	—	—
International	13,324	16,065	10,438
	13,326	16,065	10,438
Deferred:
Federal	—	86	(64)
State	—	5	(133)
International	(1,847)	(4,142)	(4,536)
	(1,847)	(4,051)	(4,733)
Income tax expense	$11,479	$12,014	$5,705
The difference between the income tax expense (benefit) derived by applying the federal statutory income tax rate to our income before income taxes and the amount recognized in our Consolidated Financial Statements is as follows:

	Year Ended December 31,
	2021	2020	2019

	(in thousands)
Expense (benefit) derived by applying the federal statutory income tax rate to income before income taxes	$2,434	$1,020	$670
State taxes, net of federal benefit	(105)	(185)	(93)
Permanent items	—	—	1
Research and experimentation tax credits	—	(786)	(422)
Withholding tax	—	(44)	112
Transaction costs	1,999	—	—
Pre-Separation and Distribution net operating losses and other deferred tax assets	21,130	—	—
Valuation allowance for deferred tax assets	(15,383)	11,680	5,638
Stock-based compensation	1,258	(333)	(636)
Meals and entertainment	75	15	130
Acquisition costs	—	35	297
Effect of foreign operations	(88)	612	8
Other	$159	$—	$—
	$11,479	$12,014	$5,705
The effective tax rate for the year ended December 31, 2021 decreased from the year ended December 31, 2020 primarily due to changes in income before income taxes by jurisdiction, offset by valuation allowance recognized on the deferred tax assets in the U.S., non-deductible stock based compensation and costs associated with the Separation and Distribution.
The effective tax rate for the year ended December 31, 2020 increased from the year ended December 31, 2019 primarily due to the valuation allowance recognized on the deferred tax assets in the U.S., reduced benefit of stock-based compensation and effect of foreign operations, partially offset by research and experimentation tax credits.
The components of the net deferred tax amounts recognized in the accompanying Consolidated Balance Sheets were:

	December 31,
	2021	2020

	(in thousands)
Deferred tax assets:
Allowance for doubtful accounts	$465	$262
Accrued expenses	99	209
Net operating loss	1,573	17,935
Research and experimentation credits	—	1,349
Stock-based compensation	2,967	2,446
Interest	1,195	1,072
Deferred revenue	62	91
Unrealized exchange gain	—	1
Leases	726	1,560
Other credits	14	51
Total deferred tax assets	7,101	24,976
Valuation allowance	(2,873)	(18,256)
Deferred tax assets, net of valuation allowance	4,228	6,720
Deferred tax liabilities:
Property and equipment	1,787	846
Prepaid expenses	646	574
Leases	894	1,686
Intangibles	1,852	6,478
Total deferred tax liabilities	5,179	9,584
Net deferred tax asset (liability)	$(951)	$(2,864)
As of December 31, 2021, we had net operating loss carry forwards for U.S. federal income tax purposes of approximately $5.8 million. Pursuant to the Separation and Distribution that occurred on July 19, 2021, all pre-Separation and Distribution federal net operating losses remain with SolarWinds. The U.S. federal net operating losses generated after the Separation and Distribution are available to offset future U.S. federal taxable income and do not expire.
As of December 31, 2021 and 2020, we had net operating loss carry forwards for certain state income tax purposes of approximately $3.9 million and $3.5 million, respectively. Pursuant to the Separation and Distribution that occurred on July 19, 2021, all pre-Separation and Distribution combined state net operating losses remain with SolarWinds. These state net operating losses are available to offset future state taxable income and begin to expire in 2029.
As of December 31, 2020, we had foreign net operating loss carry forwards of approximately $14.8 million, which were available to offset future foreign taxable income and begin to expire in 2022. These foreign net operating loss carry forwards primarily related to the United Kingdom and Canada and were fully utilized during the year ended December 31, 2021.
As of December 31, 2020, we had research and experimentation tax credit carry forwards of approximately $1.3 million, which are available to offset future U.S. federal income tax. These U.S. federal tax credits remain with SolarWinds and are no longer applicable following the Separation and Distribution.
We establish valuation allowances when necessary to reduce deferred tax assets to amounts expected to be realized. As of December 31, 2021 and 2020, we have recorded a valuation allowance of $2.9 million and $18.3 million, respectively, in the U.S. The valuation allowance is primarily related to the net operating loss.
The Tax Act imposes a mandatory transition tax on accumulated foreign earnings as of December 31, 2017. Effective January 1, 2018, the Tax Act creates a new territorial tax system in which we will recognize the tax impact of including certain foreign earnings in U.S. taxable income as a period cost. For the years ended December 31, 2021 and 2020, we did not incur a global intangible low-taxed income, or GILTI, liability; however, to the extent that we incur expense under the GILTI provisions, we will treat it as a component of income tax expense in the period incurred. As a result of the Tax Act, our accumulated foreign earnings as of December 31, 2017 have been subjected to U.S. tax. Moreover, all future foreign earnings will be subject to a new territorial tax system and dividends received deduction regime in the U.S. As of December 31, 2021, the undistributed earnings of our foreign subsidiaries of approximately $23.3 million are permanently reinvested outside the U.S. Accordingly, no provision for foreign withholding tax or state income taxes associated with a distribution of these earnings has been made. Determination of the amount of the unrecognized deferred tax liability on these unremitted earnings is not practicable.
As of December 31, 2021, we do not have any accrued interest and penalties related to unrecognized tax benefits.
The aggregate changes in the balance of our gross unrecognized tax benefits, excluding accrued interest and penalties, were as follows:

	Year Ended December 31,
	2021	2020	2019

	(in thousands)
Balance, beginning of year	$87	$87	$87
Increases for tax positions related to the current year	—	—	—
Decreases for tax positions related to the current year	—	—	—
Increases for tax positions related to prior years	—	—	—
Decreases for tax positions related to prior years	(87)	—	—
Settlement with taxing authorities	—	—	—
Reductions due to lapsed statute of limitations	—	—	—
Balance, end of year	$—	$87	$87
We do not believe that it is reasonably possible that our unrecognized tax benefits will significantly change in the next twelve months.
We file U.S., state and foreign income tax returns in jurisdictions with varying statutes of limitations. The 2012 through 2021 tax years generally remain open and subject to examination by federal, state and foreign tax authorities. We are currently under examination by the IRS for the tax years 2013 through the period ending February 2016. During the year ended March 31, 2021, we finalized a settlement agreement with the IRS for the tax years 2011 to 2012. We are currently under audit by the Massachusetts Department of Revenue for the 2015 through February 2016 tax years, and the Texas Comptroller for the 2015 through 2018 tax years. We are not currently under audit in any other taxing jurisdictions.